EXHIBIT 10.1
                                   ------------

                               AMENDMENT NUMBER 5
                                     TO THE
                         CANANDAIGUA WINE COMPANY, INC.
                        1989 EMPLOYEE STOCK PURCHASE PLAN


     This Amendment Number 5 to the Canandaigua Wine Company, Inc. 1989 Employee Stock Purchase Plan (the "Plan") was approved pursuant to Paragraph 20 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (f/k/a Canandaigua Wine Company, Inc., the "Company"). Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan.

     1. NAME. The name of the Plan is hereby changed to "Canandaigua Brands, Inc. 1989 Employee Stock Purchase Plan," and all references in the Plan to "Canandaigua Wine Company, Inc." are hereby replaced by references to "Canandaigua Brands, Inc."

     2. DEFINITION OF COMMITTEE. Paragraph 2 of the Plan, dealing with the administration of the Plan and previously amended by Amendment No. 3 to the Plan, is hereby amended and restated to read in its entirety as follows:

          2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company as it may be constituted from time to time (the "Committee"). Subject to the express provisions of the Plan and to such instructions and limitations as the Board of Directors may establish from time to time, the Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee may interpret the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan to the extent necessary for the effective operation of the Plan. Any action taken by the Committee on the matters referred to in this paragraph shall be conclusive.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of November 26, 1997.


                                        CANANDAIGUA BRANDS, INC.


                                        By:  /s/ Richard Sands
                                             ------------------------
                                             Richard Sands, President